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                                                                   EXHIBIT 10.11

                            INDEMNIFICATION AGREEMENT


         This Indemnification Agreement ("Agreement") is made as of this
day of   ,     , by and between Digital Commerce Corporation, Inc., a Delaware
corporation (the "Company"), and         ("Indemnitee"), a       of the Company.

         WHEREAS, the Company and Indemnitee recognize the substantial increase in corporate litigation subjecting directors and executive officers to expensive litigation risks; and

         WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as directors and executive officers of the Company and to indemnify its directors and executive officers so as to provide them with the maximum protection permitted by law.

         NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

         1. Indemnification.

                  (a) Third Party Proceedings. The Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of
         (i) the fact that Indemnitee is or was a director, officer, employee or agent of the Company, (ii) the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or (iii) any action or inaction by the Indemnitee while acting as such a director, officer, employee or agent, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

                  (b) Proceedings by or in the Right of the Company. The Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of (i) the fact that Indemnitee is or was a director, officer, employee or agent of the Company, (ii) the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust



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         or other enterprise or (iii) any action or inaction by the Indemnitee while acting as such a director, officer, employee or agent, against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent permitted by Section 1(c) below or the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

                  (c) Additional Rights. Without limiting the generality of
         Section 4(a) and notwithstanding anything to the contrary which may be contained in the provisions of subsections (a) and (b) of this Section 1, the Company further agrees, to the extent permitted by applicable law and to the extent not prohibited by public policy, to indemnify Indemnitee against and hold Indemnitee harmless from any judgments, fines, losses, claims, costs (including, without limitation, court costs and costs of settlement actually and reasonably incurred by Indemnitee), and expenses (including, without limitation, attorneys'
         fees) sustained or incurred by Indemnitee in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Company and/or its stockholders, to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of (i) the fact that Indemnitee is or was a director, officer, employee or agent of the Company, (ii) the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or (iii) any action or inaction by Indemnitee as such a director, officer, employee or agent; provided indemnification shall be made pursuant to this
         Section 1(c) only if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, did not have reasonable cause to believe that Indemnitee's conduct was unlawful.

                  (d) Mandatory Payment of Expenses. To the extent that Indemnitee, as a present or former director or officer of the Company, has been successful on the merits or otherwise (including a settlement) in defense of any action, suit or proceeding referred to in Subsections
         (a), (b) and (c) of this Section 1 or in defense of any claim, issue or matter therein or any portion thereof, Indemnitee shall be indemnified against expenses (including attorneys' fees) and any costs of settlement actually and reasonably incurred by Indemnitee in connection therewith.



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         2. Expenses; Indemnification Procedure.

                  (a) Advancement of Expenses. Expenses (including attorneys' fees) incurred by Indemnitee, in defending any civil, criminal, administrative or investigative action, suit or proceeding referenced in Section 1 hereof shall be paid by the Company in advance of the final disposition of such action, suit or proceeding at the written request of the Indemnitee, provided the Indemnitee undertakes to repay such amount to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification with respect to such expenses. Prompt payment shall be made of any request for an advance pursuant to this Section 2(a). Indemnitee may contest any refusal to make an advance by petitioning a court of appropriate jurisdiction to make an independent determination respecting Indemnitee's right to receive an advance, in accordance with the terms of Section 3 hereof.

                  (b) Indemnification Procedure. Any indemnification under and pursuant to Section 1(a), 1(b) or 1(c) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of Indemnitee as a present or former director, officer, employee or agent is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in Section 1(a), 1(b) or 1(c). Within 45 days following receipt of a request for indemnification provided pursuant to
         Section 1(a), 1(b) or 1(c), a determination shall be made whether the Indemnitee has met the standard of conduct required for indemnification. Such determination shall be made, with respect to Indemnitee who is a director or officer at the time of determination,
         (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the Company's stockholders. Promptly upon determination that the Indemnitee has met the standard of conduct required for indemnification, payment will be made to Indemnitee. Indemnitee may contest a determination that Indemnitee has not met the relevant standard of conduct for indemnification by petitioning a court of appropriate jurisdiction to make an independent determination respecting the right of indemnification, in accordance with the terms of Section 3 hereof.

         3. Enforcement of Rights. The right to indemnification or advances as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification or advances are appropriate shall be on the Indemnitee. Neither the failure of the Company (including its Board of Directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification or advances are proper under the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including its Board of Directors, independent legal counsel or stockholders) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. The Company agrees to indemnify the Indemnitee against and hold the Indemnitee harmless from any judgments, fines, losses, claims, costs



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(including, without limitation, costs of settlement actually and reasonably incurred by Indemnitee) and expenses (including, without limitation, attorney's fees and court costs) sustained or incurred by Indemnitee in connection with a successful action, suit or proceeding to establish Indemnitee's rights to indemnification or advances pursuant to this Agreement.

         4. Additional Rights; Non-Exclusivity.

                  (a) Scope. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnitee to the full extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any changes after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a Delaware corporation to indemnify a member of its Board of Directors or its officers, such changes shall be, ipso facto, within the purview of Indemnitee's rights, and Company's obligations, under this Agreement. In the event of any changes in any applicable law, statute, or rule which narrow the right of a Delaware corporation to indemnify a member of its Board of Directors or its officers, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

                  (b) Nonexclusivity. The indemnification and advancement of expenses provided by, or granted pursuant to, this Agreement shall not be deemed exclusive of any rights to which an Indemnitee may be entitled under the Company's Certificate of Incorporation, the Company's Bylaws, any agreement, any vote of stockholders or disinterested Directors, the General Corporation Law of the State of Delaware, or otherwise, both as to action or inaction in Indemnitee's official capacity and as to action or inaction in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee even though Indemnitee may have ceased to be a director or officer of the Company.

         5. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by Indemnitee in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

         6. Officer and Director Liability Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this



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Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage.

         7. Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The provisions of this Agreement shall be severable as provided in this Section 7. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms. Furthermore, to the extent any provision of this Agreement is deemed unenforceable, it is the intent of the parties hereto that this Agreement be deemed amended to cause, to the maximum extent permissible, such unenforceable provision to be enforceable.

         8. Choice of Law. This Agreement is made and entered into pursuant to
Section 145(f) of the General Corporation Law of the State of Delaware and this Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware.

         9. Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to:

                           Digital Commerce Corporation, Inc.
                           Attention: General Counsel
                           575 Herndon Parkway
                           Second Floor
                           Herndon, Virginia  20170

Notice shall be deemed received three days after the date postmarked if sent by certified or registered mail, properly addressed. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

         10. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original.

         11. Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

         12. Attorneys' Fees. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees,



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incurred by Indemnitee with respect to such action, unless as a part of such action, a court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

         13. Miscellaneous. For purposes of this Agreement, references to "the Company" shall include, in addition to the Company, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Agreement with respect to the Company as he would have with respect to such constituent corporation if its separate existence had continued. In addition, references contained in this Agreement to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       DIGITAL COMMERCE CORPORATION


                                       By:
                                          --------------------------------------
                                          Tony Bansal,
                                          President and Chief Executive Officer


                                       AGREED TO AND ACCEPTED:
                                       INDEMNITEE


                                       -----------------------------------------



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